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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 9, 2003
                (Date of Earliest Event Reported: June 26, 2003)




                               EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)



          Delaware                      1-14365                76-0568816
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
         of incorporation)                                 Identification No.)



                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (713) 420-2600

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Item 5.       Other Events

              On June 26, 2003, we announced that we had executed two definitive settlement agreements that resolve the principal litigation and claims against us relating to the sale or delivery of natural gas and/or electricity to or in the Western United States. Attached as
              Exhibit 99.1 to this current report on Form 8-K is a press release relating to this announcement.

              On June 27, 2003, participants in the El Paso settlement announced that they had taken the final procedural step (filing lawsuits and entering into stipulated judgments) to ensure the completion of the settlement finalized on June 26, 2003. Attached as Exhibit
              99.2 to this current report on Form 8-K is a press release relating to this announcement.

Item 7.       Financial Statements and Exhibits

              Exhibit
              Number       Description
              ------       -----------

              99.1         Press release dated June 26, 2003
              99.2         Press release dated June 27, 2003



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   EL PASO CORPORATION



                                   By:       /s/ Jeffrey I. Beason
                                       ----------------------------------------
                                                 Jeffrey I. Beason
                                       Senior Vice President and Controller
                                           (Principal Accounting Officer)

Date:  July 9, 2003



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                                  EXHIBIT INDEX

     Exhibit
     Number            Description
     ------            -----------

     99.1              Press Release dated June 26, 2003.
     99.2              Press Release dated June 27, 2003.




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